UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2007

CASTLE BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32849	41-2103550
(Commission File Number)	(I.R.S. Employer Identification No.)

  570 Lexington Avenue, 29th Floor
New York, New York 10022

(Address of principal executive offices)

(646) 356-0200
(Registrant’s telephone number,  including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 9, 2007, Castle Brands Inc. (the “Company”) issued a press release announcing that the Company had closed a private placement of a total of 3,520,035 shares of its common stock, $0.01 par value per share, for aggregate gross proceeds of $21,014,608.95, pursuant to a Securities Purchase Agreement with selected investors as described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Castle Brands Inc., dated May 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2007

CASTLE BRANDS INC.
By	/s/ Seth Weinberg
	Name:	Seth Weinberg
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Castle Brands Inc., dated May 9, 2007